EXHIBIT 21

SUBSIDIARIES OF XEROX CORPORATION

The following companies are subsidiaries of Xerox Corporation as of December 31, 2010. Unless otherwise noted, a subsidiary is a company in which Xerox Corporation or a subsidiary of Xerox Corporation holds 50% or more of the voting stock. The names of other subsidiaries have been omitted as they would not, if considered in the aggregate as a single subsidiary, constitute a significant subsidiary:

Name of Subsidiary/Affiliate	Jurisdiction of Incorporation
ACS@Xerox LLC	Delaware
ACS Holdings (UK) LLP	United Kingdom (48)
Affiliated Computer Services, Inc.	Delaware
ACS Application Management Services, Inc.	California
Agilera, Inc.	Delaware
Agilera Messaging, Inc.	Delaware
ACS BRC Holdings, Inc.	Delaware
ACS Enterprise Solutions, Inc.	Delaware
ACS Audit & Compliance Solutions, Inc.	Delaware
ACS BPO Services, Inc.	Delaware
Government Records Services, Inc.	Delaware
Title Records Corporation	Delaware
ACS Government Systems, Inc.	Delaware
ACS Heritage, Inc.	Virginia
ACS State Healthcare, LLC	Delaware
ACS EDI Gateway, Inc.	Delaware
ACS Federal Solutions LLC	Delaware
Consultec IPA, Inc.	New York
ACS TMC, Inc.	Delaware
Digital Information Systems Company, L.L.C.	Georgia
ACS Health Care, Inc.	Oregon
MidasPlus, Inc.	Arizona
Statit Software, Inc.	Oregon
ACS Care and Quality Solutions, Inc.	Wisconsin
ACS Commercial Solutions, Inc.	Nevada
ACS Global, Inc.	Delaware
Affiliated Computer Services (Australia) Pty. Ltd.	Australia
Market Line Colombia S.A.	Colombia (51)
Market Line Peru S.A.C.	Peru (52)
Market Line S.A.	Argentina (49)
Market Line Chile S.A.	Chile (50)
CDR Associates, L.L.C.	Delaware
TMS Health, LLC	Delaware
Truckload Management Services, Inc.	Colorado
ACS CompIQ Corporation	Nevada
ACS Consultant Holdings Corporation	Delaware
ACS Consultant Company, Inc.	Michigan
Superior Venture Partner, Inc.	Pennsylvania
ACS e-Services, LLC	Delaware
e-Services Group (St. Lucia) Limited	St. Lucia
e-Services Group International (Jamaica) Limited	Jamaica (47)
ACS Education Services, Inc.	Delaware
ACS Asset Management Group, Inc.	Oregon
Education Services Company	Delaware
ACS Education Loan Services LLC	Delaware
ACS Education Solutions, LLC	Delaware
ACS Health Administration, Inc.	Delaware
ACS Healthcare Analytics, Inc.	Delaware
ACS Human Resources Solutions, Inc.	Pennsylvania
ACS HR Solutions, LLC	Pennsylvania

ACS HR Solutions LLP	Delaware (67)
ACS HR Solutions Share Plan Services Guernsey	Guernsey
ACS HR Solutions UK Limited	United Kingdom
ACS HR Solucoes Servicos de Recursos Humanos do Brasil Ltda.	Brazil (72)
ACS Relocation & Assignment Service, LLC	Delaware
ACS HR Solutions World Services, LLC	Delaware
ACS HR Solutions Canada Company	Canada
ACS HR Solutions Nederland B.V.	Netherlands
ACS HR Solutions Deutschland GmbH	Germany
Buck Consultants, LLC	Delaware
Buck Consultants Limited/Conseilliers Buck Limitee	Ontario
Buck Consultants Insurance Agency Limited	Ontario
Buck Consultants	Belgium (44)
Buck Kwasha Securities LLC	Delaware
LiveWire, LLC	Missouri
ACS Image Solutions, Inc.	Louisiana
ACS IT Solutions, LP	Delaware (45)
ACS Lending, Inc.	Delaware (41)
ACS Business Services, LLC	Delaware
ACS/ECG Holdings, LLC	Delaware
ACS Defense, LLC	Delaware
ACS Outsourcing Solutions, Inc.	Michigan
ACS Print and Mail Services, Inc.	Michigan
ACS Properties, Inc.	Delaware
ACS Marketing, L.P.	Delaware (42)
ACS Protection Services, Inc.	Texas
ACS Puerto Rico, LLC	Puerto Rico
ACS REBGM, Inc.	Illinois
ACS Recovery Services, Inc.	Delaware
ACS Solutions Poland Sp. z.o.o.	Poland
ACS State & Local Solutions, Inc.	New York
ACS Human Services, LLC	Indiana
ACS Middle East, Inc.	Delaware
ACS China Solutions Hong Kong Limited	Hong Kong
ACS Road Technology Services (Beijing) Co. Ltd.	China
Parkindy LLC	Delaware
Transaction Processing Specialists, Inc.	Texas
ACS TradeOne Marketing, Inc.	Delaware
ACS Securities Services, Inc.	Texas
etravelexperts, LLC	Delaware
ACS Transport Solutions, Inc.	Georgia
ACB Airport Solutions, LLC	Georgia (46)
ACS Solutions de Mexico S.A. de C.V.	Mexico (68)
ACS Trust I	Delaware
ACS Trust II	Delaware
ACS Welfare Benefit Trust	Texas
Health Technology Acquisition Company	Indiana
Outsourced Administrative Systems, Inc.	Indiana
Intellinex LLC	Delaware
LiveBridge, Inc.	Oregon
Newspaper Services Holding, Inc.	Oregon
ACS Contact Solutions of Canada, ULC	Nova Scotia
Patient Accounting Service Center LLC	Washington
Specialty I, LLC	Delaware
The National Abandoned Property Processing Corporation	Delaware
Wagers & Associates, Inc.	Colorado
Global Imaging Systems, Inc.	Delaware
American Photocopy Equipment Company of Pittsburgh, LLC	Delaware
Arizona Office Technologies, Inc.	Arizona
Berney Office Solutions, LLC	Alabama

N&L Enterprises, LLC	Alabama
Capitol Office Solutions, LLC	Delaware
Carolina Office Systems, Inc.	South Carolina
Carr Business Systems, Inc.	New York
Chicago Office Technology Group, Inc.	Illinois
ComDoc, Inc.	Ohio
Consolidated, Inc.	Ohio
Information Works, Inc.	Ohio
Metropolitan Business Machines, Incorporated	Ohio
Connecticut Business Systems, LLC	Delaware
Arden Business Systems, Inc.	New York
Blackstone Valley Office Systems, Inc.	Rhode Island
Conway Office Products, LLC	New Hampshire
Business Equipment Unlimited	Maine
Cameron Office Products, LLC	Massachusetts
Eastern Copy Products, LLC	New York
Northeast Copier Systems, LLC	Massachusetts
CopyCo Office Solutions, Inc.	Indiana
MRSCO, Inc.	Indiana
CTX Business Solutions, Inc.	Oregon
Denitech Corporation	Texas
Electronic Systems, Inc.	Virginia
TML Enterprises, Inc.	Virginia
GDP Finance, Inc.	Georgia
Georgia Duplicating Products, Inc.	Georgia
Global Operations Texas, L.P. d/b/a Dahill	Texas (34)
ImageQuest, Inc.	Kansas
Image Technology Specialists, Inc.	Massachusetts
Inland Business Machines, Inc.	California
Precision Copier Service, Inc. d/b/a Sierra Office Solutions	Nevada
Lucas Business Systems, Inc.	Delaware
Lewan & Associates, Inc.	Colorado
Imaging Concepts of New Mexico, Inc.	New Mexico
Michigan Office Solutions, Inc.	Michigan
Minnesota Office Technology Group, Inc.	Minnesota
Mr. Copy, Inc.	California
MWB Copy Products, Inc.	California
SoCal Office Technologies, Inc.	California
Quality Business Systems, Inc.	Washington
Boise Office Equipment, Inc.	Idaho
Saxon Business Systems, Inc.	Florida
Stewart Business Systems, LLC	New Jersey
Xerox Audio Visual Solutions, Inc.	Georgia
Daniel Communications, Inc.	Alabama
GroupFire, Inc.	California
Gyricon, LLC	Delaware
Infotonics Technology Center Inc.	New York (15)
Institute for Research on Learning	Delaware
NewPARC LLC	Delaware
Pacific Services and Development Corporation	Delaware
Palo Alto Research Center Incorporated	Delaware
Proyectos Inverdoco, C.A.	Venezuela
SCC Burton Corporation	Delaware
STHQ Realty LLC	Delaware
The Xerox Foundation	Delaware
Xerox Argentina Industrial y Comercial S.A.	Argentina (1)
Xerox Canada Capital Ltd.	Canada
Xerox Canada Inc.	Ontario
Xerox (Barbados) SRL	Barbados (14)
Approximo Limited	Ireland

Mega Colour Limited	Ireland
Oriel Star Limited	Ireland
Topspeed Limited	Ireland
Xerox (Barbados) Leasing SRL	Barbados
Xerox Finance (Luxembourg) Sarl	Luxembourg
Xerox Canada Facilities Management Inc.	Ontario
Xerox Canada Finance Inc.	Ontario
ACS Public Sector Solutions Inc.	Canada
ACS Business Process Solutions de Mexico S.A. de C.V.	Mexico (56)
ACS Government Solutions Canada Inc.	Ontario
Xerox Canada Leasing Partnership	Ontario (16)
Xerox Canada Ltd.	Canada (4)
Ionographic Operations Partnership	Massachusetts (18)
Xerox Capital LLC	Turks & Caicos Islands (9)
Xerox Capital Services, LLC	Delaware
Xerox Capital Trust I	Delaware (11)
Xerox de Chile S.A.	Chile (40)
Xerox de Colombia S.A.	Colombia (29)
Xerox Developing Markets Limited	Bermuda
Sidh Securities Limited	Mauritius
Xerox del Ecuador, S.A.	Ecuador (32)
Xerox Engineering Systems NV	Belgium
Xerox Export, LLC	Delaware
Xerox Europe Finance Limited Partnership	Scotland (20)
Xerox European Funding LLC	Delaware
Affiliated Computer Services Holdings (Luxembourg) S.A.R.L.	Luxembourg
Xerox Finance, Inc.	Delaware
Xerox Investments Holding (Bermuda) Limited	Bermuda
Xerox Financial Services LLC	Delaware
Xerox Foreign Sales Corporation	Barbados
Xerox d’Haiti, S.A.	Haiti
Xerox Holdings, Inc.	Delaware
Talegen Holdings, Inc.	Delaware
Xerox Credit Corporation	Delaware
Xerox International Joint Marketing, Inc.	Delaware
Xerox International Partners	California (10)
Xerox Investments Europe B.V.	Netherlands
XC Global Trading B.V.	Netherlands
XC Trading Singapore Pte Ltd.	Singapore
XC Trading Hong Kong Limited	Hong Kong
XC Trading Japan G.K.	Japan
XC Trading Korea VH	Korea
XC Trading Malaysia	Malaysia
XC Trading Shenzhen Co., Ltd.	China
Xerox Holdings (Ireland) Limited	Ireland
Xerox (Europe) Limited	Ireland
Monocolour Limited	Ireland
Xerox XF Holdings (Ireland) Limited	Ireland
Xerox Finance (Ireland) Limited	United Kingdom
Xerox Leasing Ireland Limited	Jersey
Xerox Israel Ltd.	Israel
Xerox Middle East Investments (Bermuda) Limited	Bermuda
Bessemer Insurance Limited	Bermuda
Reprographics Egypt Limited	Egypt
Xerox Egypt S.A.E.	Egypt
Xerox Finance Leasing S.A.E.	Egypt
Xerox Equipment Limited	Bermuda
Xerox Maroc S.A.	Morocco (2)
Xerox Products Limited	Bermuda
Xerox UK Holdings Limited	United Kingdom

Triton Business Finance Limited	United Kingdom
Xerox Trading Enterprises Limited	United Kingdom
Xerox Overseas Holdings Limited	United Kingdom
Affiliated Computer Services International B.V.	Netherlands
ACS-BPS (Ghana) Limited	Ghana
ACS BPS de Guatemala S.A.	Guatemala
ACS Business Process Solutions Limited	United Kingdom
ACS Malta Limited	Malta (66)
ACS Worldwide Lending Limited	United Kingdom
Buck Consultants Limited	United Kingdom
Bevis Trustees Limited	United Kingdom
Buckingham Trustees Limited	United Kingdom
Buck Consultants (Healthcare) Limited	United Kingdom
Buck Consultants (Administration & Investment) Limited	United Kingdom
Talking People Limited	United Kingdom
Spur Information Solutions Limited	United Kingdom
Syan Holdings Limited	United Kingdom
ACS Information Technologies UK Limited	United Kingdom
Anix Group Limited	United Kingdom
Anix Business Systems Limited	United Kingdom
Anix Computers Limited	United Kingdom
PR Systems Limited	United Kingdom
Syan Technology Limited	United Kingdom
VBHG Limited	United Kingdom
Anix Holdings Limited	United Kingdom
Blue River Systems Limited	United Kingdom
Posetiv Limited	United Kingdom
Red Squared Limited	United Kingdom
ACS (Cyprus) Holdings Limited	Cyprus
Affiliated Computer Services of India Private Limited	India (58)
ACS Czech Republic s.r.o.	Czech Republic
ACS of the Philippines, Inc.	Philippines (62)
ACS Solutions Chile SA	Chile (57)
ACS Solutions Hong Kong Limited	Hong Kong
ACS Solutions Schweiz AG	Switzerland
Affiliated Computer Services Austria GmbH	Austria
Affiliated Computer Services do Brasil Ltda.	Brazil (55)
Affiliated Computer Services (Fiji) Limited	Fiji (59)
Affiliated Computer Services GmbH	Switzerland
Affiliated Computer Services International (Barbados) Limited	Barbados
ACS Business Process Solutions (Dominican Republic), S.A.	Dominican Republic (54)
ACS Business Process Solutions (Jamaica) Limited	Jamaica (53)
Affiliated Computer Services Ireland Limited	Ireland
Affiliated Computer Services Malaysia Sdn. Bhd.	Malaysia (61)
Affiliated Computer Services (Netherlands) B.V.	Netherlands
Affiliated Computer Services of Poland Sp. z.o.o.	Poland (63)
Affiliated Computer Services (Proprietary) Limited	South Africa
Affiliated Computer Services (Tianjin) Co., Ltd.	China
Xerox Business Equipment Limited	United Kingdom
Xerox Computer Services Limited	United Kingdom
Xerox Mailing Systems Limited	United Kingdom
Xerox Holding (Nederland) B.V.	Netherlands
Xerox Manufacturing (Nederland) B.V.	Netherlands
Xerox Office Printing Distribution B.V.	Netherlands
Xerox Limited	United Kingdom (6)
Continua Limited	United Kingdom
Continua Sanctum Limited	United Kingdom
Limited Liability Company Xerox (C.I.S.)	Russia
The Xerox (UK) Trust	United Kingdom
Xerox AS	Norway

Xerox Austria GmbH	Austria
Xerox Global Services GmbH	Austria
Xerox Leasing GmbH	Austria
Xerox Office Supplies GmbH	Austria
Xerox Bulgaria EOOD	Bulgaria
Xerox Buro Araclari Ticaret ve Servis A.S.	Turkey
Xerox Capital (Europe) Limited	United Kingdom
Imaging Business Systems (N.I.) Limited	Northern Ireland
Irish Business Systems Limited (Republic of Ireland)	Republic of Ireland
Veenman B.V.	Netherlands
Veenman Financial Services B.V.	Netherlands
Xerox AG	Switzerland
Xerox A/S	Denmark
Xerox Financial Services Danmark A/S	Denmark
Xerox Finance AG	Switzerland
Xerox Sverige AB	Sweden
Xerox (UK) Limited	United Kingdom
Bessemer Trust Limited	United Kingdom
Xerox Finance Limited	United Kingdom
Xerox Channels Limited	United Kingdom
XEROX CZECH Republic s r.o.	Czech Republic
Xerox Direct Rhein-Main GmbH	Germany
Xerox Espana, S.A.U.	Spain
Affiliated Computer Services of Spain, S.L., Sociedad Unipersonal	Spain
Affiliated Computer Services Solutions Spain, S.L.	Spain
Buck Consultants, S.L.	Spain
Xerox Fabricacion S.A.U.	Spain
Xerox Renting S.A.U.	Spain
Xerox Office Supplies S.A.U.	Spain
Xerox Exports Limited (dormant)	United Kingdom
Xerox Financial Services Belux NV	Belgium
Xerox Financial Services Norway AS	Norway
Xerox Financial Services Sverige AB	Sweden
Xerox Hellas AEE	Greece
Xerox Holdings Deutschland GmbH	Germany
Affiliated Computer Services of Germany GmbH	Germany
ACS Holdings (Germany) GmbH	Germany
sds business services GmbH	Germany
Xerox GmbH	Germany
Xerox Capital Services Verwaltungs GmbH	Germany
Xerox Capital Services GmbH & Co. KG	Germany
Xerox Dienstleistungsgesellschaft mbH	Germany
Xerox Leasing Deutschland GmbH	Germany
Xerox Reprographische Services GmbH	Germany
Xerox Hungary Trading Limited	Hungary
Xerox (Ireland) Limited	Ireland
Xerox India Limited	India (8)
Xerox Kazakhstan Limited Liability Partnership	Kazakhstan (38)
Xerox Management Services N.V.	Belgium
Xerox N.V.	Belgium
Xerox Luxembourg SA	Luxembourg (27)
Xerox (Nederland) BV	Netherlands
“Veco” Beheer Onroerend Goed BV	Netherlands
Xerox Document Supplies BV	Netherlands
Xerox Financial Services B.V.	Netherlands
Xerox Rentalease BV	Netherlands
Xerox Services BV	Netherlands
Xerox Oy	Finland
Xerox Financial Services Finland Oy	Finland
Xerox Pensions Limited	United Kingdom

Xerox Polska Sp.zo.o	Poland
Xerox Portugal Equipamentos de Escritorio, Limitada	Portugal (21)
CREDITEX - Aluguer de Equipamentos S.A.	Portugal
Xerox Professional Services Limited	United Kingdom
Xerox Property Services Limited	United Kingdom
Xerox (Romania) Echipmante Si Servici S.A.	Romania
Xerox Slovenia d.o.o.	Slovenia
Xerox S.p.A.	Italy
ACS Solutions Italia, S.p.A.	Italy
Xerox Financial Services Italia S.p.A.	Italy
Xerox Italia Rental Services Srl	Italy
Xerox Telebusiness GmbH	Germany
Xerox (Ukraine) Ltd LLC	Ukraine
Xerox S.A.S.	France (22)
Affiliated Computer Services Holdings (France) SAS	France
Affiliated Computer Services Business Process Solutions SAS	France (64)
Affiliated Computer Services Strategic Support France EURL	France
Affiliated Computer Services Solutions France SAS	France
ACS Solutions Peru S.A.	Peru (65)
Xerobail SAS	France
Xerox Financial Services SAS	France (23)
Xerox Document Supplies SNC	France (24)
Xerox General Services SAS	France
Xerox XHB Limited	Bermuda (6)
Xerox XIB Limited	Bermuda (6)
XRO Limited	United Kingdom
Nemo (AKS) Limited	United Kingdom
XRI Limited	United Kingdom
RRXH Limited	United Kingdom
RRXO Limited	United Kingdom
RRXIL Limited	United Kingdom (6)
Xerox Latinamerican Holdings, Inc.	Delaware
Xerox Mexicana, S.A. de C.V.	Mexico (28)
Xerox Mortgage Services, Inc.	Delaware
Xerox Overseas, Inc.	Delaware
XC Asia LLC	Delaware
Xerox Serviços e Participações Ltda	Brazil
Xerox Comercio e Industria Ltda	Brazil
Xerox del Peru, S.A.	Peru (30)
Xerox Realty Corporation	Delaware
Xerox Trinidad Limited	Trinidad
XESystems Foreign Sales Corporation	Barbados
XMPie Inc.	Delaware
Nuvisio Corporation	Delaware
Nuvisio, Ltd.	Israel
XMPie, Ltd.	Israel

(1)	Xerox Corporation owns 90% of the shares of Xerox Argentina; the remaining 10% is owned by Pacific Services and Development Corporation, a wholly-owned subsidiary of Xerox Corporation.
(2)	Owned 99.9% by XMEIBL and .1% by several individuals.
(3)	[Reserved]
(4)	Owned 65% by Xerox Canada Inc. and 35% by Xerox Canada Finance Inc.
(5)	[Reserved]
(6)	Includes indirect holdings.
(7)	[Reserved]
(8)	Xerox Corporation indirectly owns 89.3% and 10.7% is privately held.
(9)	Owned 99.9% by Xerox Corporation and .1% by Pacific Services and Development Corporation, a wholly-owned subsidiary of Xerox Corporation.
(10)	Xerox International Partners is a California general partnership between FX Global, Inc. (49%) and Xerox International Joint Marketing, Inc. (51%).
(11)	Xerox Capital Trust I is a Delaware statutory business trust which is 100% beneficially owned by Xerox Corporation. The Trust is a special purpose financing vehicle.
(12)	[Reserved]
(13)	[Reserved]
(14)	Owned 88.27% by Xerox Canada Inc. and 11.73% by Xerox Corporation.
(15)	This is a not-for-profit corporation which will act as a research and development consortium of businesses and universities. The initial members are Xerox, Corning, Kodak, University of Rochester, RIT and Cornell.
(16)	Xerox Canada Leasing Partnership is an Ontario general partnership between Xerox Canada Inc. (99%) and Xerox Canada Finance Inc. (1%).
(17)	[Reserved]
(18)	Owned 66.995% by Xerox Canada Ltd. and 33.005% by Xerox Canada Inc. It was formerly known as Delphax Systems Partnership but changed to Ionographic Operations Partnership on 2/12/02. This name was registered under the Business Names Act in Ontario on 2/13/02.
(19)	[Reserved]
(20)	Xerox Europe Finance Limited Partnership is owned 99.9% by Xerox Export LLC and .1% by Xerox Corporation.
(21)	Owned 74% by Xerox Limited and 26% by Xerox Property Services Limited.
(22)	Remaining shares transferred in Xerox SAS to Xerox Overseas Holding Limited after share capital reduction exercise.
(23)	Owned 87.5% by Xerobail SAS and 12.5% by Xerox SAS.
(24)	Owned 99.99% by XEROX S.A.S. and .01% by Xerobail SAS.
(25)	[Reserved]
(26)	[Reserved]
(27)	Owned 99% by NV Xerox SA and 1% by Xerox Financial Services Belux NV.
(28)	Owned 99.99% by Xerox Corporation and .01% by Pacific Services and Development Corporation.
(29)	Owned 94.24% by Xerox Corporation, 5.56% by Pacific Services and Development Corporation and .20% by a Minority owner.
(30)	Owned 95.73% by Xerox Corporation and 4.27% by Pacific Services and Development Corporation.
(31)	[Reserved]
(32)	Owned 99.99% by Xerox Corporation and .01% by Pacific Services and Development Corporation. (PSDC owns only one share)
(33)	[Reserved]
(34)	Owned 99% by Conway Office Products, LLC (limited partner) and 1% by Global Imaging Systems, Inc. (general partner).
(35)	[Reserved]
(36)	[Reserved]
(37)	[Reserved]
(38)	Owned 99% by Xerox Limited and 1% by Xerox Property Services Limited.
(39)	[Reserved]
(40)	Owned 99.99% by Xerox Corporation and .01% by Pacific Services and Development Corporation.
(41)	Owned 19% by Affiliated Computer Services, Inc.; 37% by ACS State & Local Solutions, Inc.; 23% by Buck Consultants, LLC; 15% by ACS State Healthcare, LLC; 6% by ACS HR Solutions, LLC.
(42)	Owned 99.9% by ACS Properties, Inc. and 0.1% by Affiliated Computer Services, Inc.
(43)	[Reserved]
(44)	Owned 79.884% by Buck Consultants, LLC and 20.116% by ACS Holdings (Germany) GmbH
(45)	Owned 99.9% by Affiliated Computer Services, Inc. and 0.1% by ACS Business Services, LLC
(46)	Owned 66% by ACS Transport Solutions, Inc.; 17% by Carter Brothers, LLC; and 17% by D&D Electric, Inc.
(47)	Owned 99.9998% by eServices Group (St. Lucia) Limited; 0.0002% by ACS Global Inc.
(48)	Owned 92.05% by Xerox Corporation, 7.871% by ACS Commercial Solutions, Inc.; .079% by ACS State and Local Solutions, Inc.
(49)	Owned 90% by ACS Global Inc; 10% by ACS Commercial Solutions, Inc.
(50)	Owned 93.3750% by Market Line S.A. in Argentina; 6.6250% by ACS Global, Inc.

(51)	Owned 94.9% by ACS Global, Inc.; 2.1% ACS Commercial Solutions, Inc.; 1% LiveBridge, Inc.; 1% Market Line S.A. in Argentina; and 1% by ACS Middle East, Inc..
(52)	Owned 90% by ACS Global, Inc.; 10% ACS Commercial Solutions, Inc.
(53)	Owned 99.9090% by Affiliated Computer Services International (Barbados) Limited; .0910% by ACS Commercial Solutions, Inc
(54)	Owned 99.9966 by Affiliated Computer Services International (Barbados) Limited; 0.0006% by ACS Business Services, LLC; .0006% by ACS Lending, Inc.; 0.0006% by ACS Outsourcing Solutions, Inc.; 0.0006% by ACS State & Local Solutions, Inc.; 0.0006% by ACS State Healthcare, LLC; 0.0006% by Affiliated Computer Services, Inc.
(55)	Owned 99.9997 by Affiliated Computer Services International B.V.; .0003% by Affiliated Computer Services Inc.
(56)	Owned 99% by ACS Public Sector Solutions, Inc; 1% by ACS State and Local Solutions, Inc.
(57)	Owned 99.5% by Affiliated Computer Services International B.V.; .5% by ACS State and Local Solutions, Inc.
(58)	Owned 99.0% by ACS (Cyprus) Holdings Limited; 1.0% by ACS Commercial Solutions, Inc.
(59)	Owned 99.9999% by Affiliated Computer Services International B.V.; .0001% by ACS State and Local Solutions, Inc.
(60)	[Reserved]
(61)	Owned 99% by Affiliated Computer Services International B.V.; 1% by ACS Commercial Solutions, Inc.
(62)	Owned 99.9822 by Affiliated Computer Services International B.V.; .0178% by a minority
(63)	Owned 99.9290% by Affiliated Computer Services International B.V.; .0710% by ACS Commercial Solutions, Inc.
(64)	Owned 99.9383% by Affiliated Computer Services Holdings (France) S.A.R.L.; 0.0616% by Affiliated Computer Services International B.V.; 0.0001 by ACS Commercial Solutions, Inc.
(65)	Owned 99% by Affiliated Computer Services Solutions France SAS; 1% by ACS State & Local Solutions, Inc.
(66)	Owned 99.8% by ACS Business Process Solutions Limited; 0.2% by ACS Commercial Solutions, Inc.
(67)	Owned 99% by ACS HR Solutions LLC; 1% by ACS Human Resource Solutions, Inc.
(68)	Owned 99% by ASC Transport Solutions, Inc.; 1% by ACS State & Local Solutions, Inc.
(69)	[Reserved]
(70)	[Reserved]
(71)	[Reserved]
(72)	Owned 99% by ACS HR Solutions, LLP; 1% by ACS HR Solutions World Services, LLC.